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                                                                       EXHIBIT 3

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

WILLIAM N. STRASSBURGER,               )
                                       )
            Plaintiff,                 )
                                       )
    v.                                 )     Civil Action No. 14267
                                       )
MICHAEL M. EARLY, LUTHER A.            )
HENDERSON, JOHN C. STISKA, N.          )
RUSSELL WALDEN and TRITON              )
GROUP, LTD., a Delaware corporation,   )
                                       )
                  Defendants,          )
                                       )
         and                           )
                                       )
RIDGEWOOD PROPERTIES, INC.,            )
a Delaware corporation,                )
                                       )
                  Nominal Defendant.   )

                                NOTICE OF MOTION

To:      Charles E. Butler, Esquire           Stephen E. Jenkins, Esquire
         Smith, Katzenstein & Furlow          Ashby & Geddes
         800 Delaware Avenue                  One Rodney Square
         Wilmington, Delaware 19801           Wilmington, Delaware 19801

         Matthew E. Fisher, Esquire
         Potter, Anderson & Corroon
         1313 N. Market Street
         P. O. Box 951
         Wilmington, Delaware 19899

         PLEASE TAKE NOTICE that the within Motion shall be presented to the Court at the convenience of the Court and counsel.



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                                      /s/ John T. Dorsey
                                      -----------------------------------------
                                      Gregory P. Williams (#2168)
                                      John T. Dorsey (#2988)
                                      Richards, Layton & Finger
                                      One Rodney Square
                                      P.O. Box 551
                                      Wilmington, Delaware 19899
                                      (302) 658-6541
                                      Attorneys for Defendant N. Russell Walden

Dated: February 8, 2000


                                       2
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                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

WILLIAM N. STRASSBURGER,               )
                                       )
           Plaintiff,                  )
                                       )
     v.                                )         Civil Action No. 14267
                                       )
MICHAEL M. EARLEY, LUTHER A.           )
HENDERSON, JOHN C. STISKA, N.          )
RUSSELL WALDEN and TRITON              )
GROUP, LTD., a Delaware corporation,   )
                                       )
           Defendants,                 )

     and                               )
RIDGEWOOD PROPERTIES, INC.,            )
a Delaware corporation,                )
                                       )
           Nominal Defendant.          )


                 MOTION FOR A NEW TRIAL OR, IN THE ALTERNATIVE,
                      TO REOPEN THE RECORD TO ALLOW FOR THE
                    INTRODUCTION OF NEWLY DISCOVERED EVIDENCE

         Defendant, Russell Walden, hereby joins in the motion for a new trial or, alternatively to reopen the record, filed by defendants Michael M. Earley, John C. Stiska and Triton Group, Ltd. (the "Triton Defendants"). Walden incorporates herein by reference as a basis for this motion the reasons set forth in the Triton Defendants' papers.


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                                      /s/ John T. Dorsey
                                      ------------------------------------------
                                      Gregory P. Williams (#2168)
                                      John T. Dorsey (#2988)
                                      Richards, Layton & Finger
                                      One Rodney Square
                                      P.O. Box 551
                                      Wilmington, Delaware 19899
                                      (302) 658-6541
                                      Attorneys for Defendant N. Russell Walden

Dated: February 8, 2000

                             CERTIFICATE OF SERVICE

                 It is hereby certified that true and correct copies of the foregoing were served this 8th day of February, 2000, via hand delivery, on counsel as follows:



                  Charles E. Butler, Esquire
                  Smith, Katzenstein & Furlow
                  800 Delaware Avenue
                  Wilmington, Delaware 19801

                  Stephen E. Jenkins, Esquire
                  Ashby & Geddes
                  One Rodney Square
                  Wilmington, Delaware 19801

                  Matthew E. Fisher, Esquire
                  Potter, Anderson & Corroon
                  1313 N. Market Street
                  P. O. Box 951
                  Wilmington, Delaware 19899

                                    /s/ John T. Dorsey
                                    -----------------------------------
                                    John T. Dorsey